UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2009 (December 10, 2009)

ACI WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25346 (Commission File Number)	47-0772104 (IRS Employer Identification No.)
120 Broadway, Suite 3350
New York, New York 10271
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (646) 348-6700
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Entry Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     (e) Form of Performance Shares Agreement. On December 10, 2009, the Compensation Committee of the Board of Directors of ACI Worldwide, Inc. (the “Company”) approved the form of LTIP Performance Shares Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference (the “Performance Shares Agreement”). The Performance Shares Agreement sets forth the terms of performance shares (“Performance Shares”) that may be awarded under the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Incentive Plan”) to key employees of the Company, including named executive officers (“NEOs”). Performance Shares are earned based upon the achievement, over a performance period of not less than one year commencing on the date of grant, of specified performance goals based on the measurable performance objectives established pursuant to the 2005 Incentive Plan.
          Grant of Performance Shares. On December 10, 2009, the Compensation Committee granted awards of performance shares as part of the Company’s 2010 long term incentive program (“2010 LTIP”) to each of the following NEOs using the Company’s form of Performance Shares Agreement attached as Exhibit 10.1.

Number of Targeted
Performance Shares
(assumes 100%
attainment of
Name	performance goals)
Philip G. Heasley, President and Chief Executive Officer	36,570
Scott W. Behrens, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller	12,100
Craig A. Maki, Senior Vice President, Chief Corporate Development Officer and Treasurer	12,100
David N. Morem, Senior Vice President, Global Business Operations	7,780
     Performance Shares under the 2010 LTIP are earned based upon the achievement, over a three-year period (the “Performance Period”), of performance goals relating to the following: (a) compound annual growth rate over the Performance Period in the sales for the Company and its subsidiaries as determined by the Company (“Revenue Growth”), and (b) the cumulative operating income over the Performance Period for the Company and its subsidiaries as determined by the Company (“Contribution Margin”).
     Receipt of Performance Shares under the 2010 LTIP is not guaranteed, and the grantees will earn the awards only if both the Revenue Growth and Contribution Margin performance goals exceed a threshold performance level. If the Company achieves the threshold performance level for both Revenue Growth and Contribution Margin, then grantees will earn performance shares based on a performance matrix that provides 50% of the awarded performance shares are earned for threshold performance, 100% of the awarded performance shares are earned for target performance and 200% of performance shares are earned for performance at or above the maximum level and other specified earning percentages based on the actual performance of the Company against the performance goals. If the performance of the Revenue Growth and Contribution Margin performance goals fall between the specified percentage ranges set forth in the performance matrix, the Compensation Committee will determine the award percentage earned by mathematical interpolation and rounded up to the nearest whole share.
     The 2010 LTIP also included a grant of stock options to NEOs which stock options were granted pursuant to the 2005 Incentive Plan.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
No.	Description
10.1	Form of LTIP Performance Shares Agreement for the Company’s 2005 Equity and Performance Incentive Plan, as amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.
/s/ Dennis P. Byrnes
Dennis P. Byrnes
Senior Vice President

Date: December 16, 2009

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Form of LTIP Performance Shares Agreement for the Company’s 2005 Equity and Performance Incentive Plan, as amended